                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Hovnanian Enterprises, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


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Notes:

                 [LETTERHEAD OF HOVNANIAN ENTERPRISES, INC.]


                                                               February 28, 1997

Dear Shareholder:

  You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Tuesday, April 15, 1997, in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York. The meeting will start promptly at 10:30 a.m.

  It is important that your shares be represented and voted at the meeting. Therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose. Of course, if you attend the meeting, you may still choose to vote your shares personally, even though you have already returned a signed proxy. Important items to be acted upon at the meeting include the election of directors, ratification of the selection of independent accountants and the approval of certain amendments to the Company's Cash Bonus Plan.

  We sincerely hope you will be able to attend and participate in the Company's 1997 Annual Meeting. We welcome the opportunity to meet with many of you and give you a firsthand report on the progress of your Company.

                                     Sincerely yours,

                                     /s/ Kevork S. Hovnanian

                                     Kevork S. Hovnanian
                                     Chairman of the Board
                                            and
                                     Chief Executive Officer

                          HOVNANIAN ENTERPRISES, INC.

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 28, 1997

                               ----------------

  Notice is Hereby Given that the Annual Meeting of Shareholders of Hovnanian Enterprises, Inc. will be held on Tuesday, April 15, 1997, in the Board Room of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York at 10:30 a.m. for the following purposes:

    1. The election of Directors of the Company for the ensuing year, to serve until the next Annual Meeting of Shareholders of the Company and until their respective successors may be elected and qualified.

    2. The ratification of the selection of Ernst & Young LLP as independent accountants to examine financial statements for the Company for the year ended October 31, 1997.

    3. The approval of amendments to the Company's Cash Bonus Plan.

    4. The transaction of such other business as may properly come before the meeting and any adjournment thereof.

  Only shareholders of record at the close of business on February 21, 1997 are entitled to notice of and to vote at the meeting.

  Accompanying this Notice of Annual Meeting of Shareholders is a proxy statement, a form of proxy and the Company's Annual Report for the year ended October 31, 1996.

  All shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy and return it promptly in the self-addressed envelope provided.

                                          By order of the Board of Directors,
                                          Peter S. Reinhart
                                                         Secretary

February 28, 1997


    PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                          HOVNANIAN ENTERPRISES, INC.
                                 10 HIGHWAY 35
                                  P.O. BOX 500
                           RED BANK, NEW JERSEY 07701

                               ----------------

                                PROXY STATEMENT

                               ----------------

GENERAL

  The accompanying proxy is solicited on behalf of the Board of Directors of Hovnanian Enterprises, Inc. (the "Company") for use at the Annual Meeting of Shareholders referred to in the foregoing notice and at any adjournment thereof. It is expected that this Proxy Statement and the accompanying proxy will be mailed commencing February 28, 1997 to each shareholder entitled to vote. The Company's Annual Report for the year ended October 31, 1996 accompanies this Proxy Statement.

  Shares represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the specifications thereon. If no specifications are made, the persons named in the accompanying proxy will vote such proxy for the Board of Directors' slate of Directors, for the ratification of selected independent accountants, for the approval of certain amendments to the Company's Cash Bonus Plan and as recommended by the Board of Directors unless contrary instructions are given. Any person executing a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Secretary of the Company or by voting in person at the meeting.

                    VOTING RIGHTS AND SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The record date for the determination of shareholders entitled to vote at the meeting is the close of business on February 21, 1997. On February 21, 1997, the voting securities of the Company outstanding consisted of 15,139,425 shares of Class A Common Stock, each share entitling the holder thereof to one vote and 7,847,625 shares of Class B Common Stock, each share entitling the holder thereof to ten votes.

  Other than as set forth in the table below, there are no persons known to the Company to own beneficially shares representing more than 5% of the Company's Class A Common Stock or Class B Common Stock.

  The following table sets forth as of February 21, 1997 the Class A Common Stock and Class B Common Stock of the Company beneficially owned by each Director and nominee for Director, by all Directors and officers of the Company as a group (including the named individuals) and holders of more than 5%:

                                CLASS A COMMON STOCK     CLASS B COMMON STOCK
                                --------------------     --------------------
                               AMOUNT AND               AMOUNT AND
                               NATURE OF                NATURE OF
   DIRECTORS, NOMINEES AND     BENEFICIAL    PERCENT    BENEFICIAL    PERCENT
   HOLDERS OF MORE THAN 5%    OWNERSHIP(1) OF CLASS(2) OWNERSHIP(1) OF CLASS(2)
   -----------------------    ------------ ----------- ------------ -----------
  Kevork S. Hovnanian(3)(5)..  5,653,787      37.3%     5,843,837      74.5%
  Ara K. Hovnanian(4)........  1,426,228       9.2%     1,234,096      15.3%
  Paul W. Buchanan...........     31,853        .2%        21,480        .3%
  Arthur M. Greenbaum........      1,500        --          1,500        --
  Desmond P. McDonald........      3,750        --          3,750        --
  Peter S. Reinhart..........     27,235        .2%        16,955        .2%
  John J. Schimpf............    109,525        .7%        53,052        .7%
  J. Larry Sorsby............     48,827        .3%        21,840        .3%
  Stephen D. Weinroth........      2,250        --          2,250        --
  All Directors and officers
   as a group
   (9 persons)...............  7,304,955      46.7%     7,198,760      88.1%

--------
Notes:
(1) The figures in the table in respect of Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the specified persons, which shares of Class B Common Stock are convertible at any time on a share for share basis to Class A Common Stock. The figures in the table represent beneficial ownership (including ownership of 514,060 Class A Common Stock Options and 320,940 Class B Common Stock Options, currently exercisable or exercisable within 60 days) and sole voting power and sole investment power except as noted in notes (3), (4) and (5) below.
(2) Based upon the number of shares outstanding plus options for such director, nominee or holder.
(3) Includes 317,812 shares of Class A Common Stock and 320,012 shares of Class B Common Stock as to which Kevork S. Hovnanian has shared voting power and shared investment power. Kevork S. Hovnanian's address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.
(4) Includes 8,350 shares of Class A Common Stock and 10,150 shares of Class B Common Stock as to which Ara K. Hovnanian has shared voting power and shared investment power. Ara K. Hovnanian's address is 10 Hwy 35, P.O. Box 500, Red Bank, New Jersey 07701.
(5) Includes 2,829,413 shares of Class B Common Stock held by the Kevork S. Hovnanian Family Limited Partnership, a Connecticut limited partnership (the "Limited Partnership"), beneficial ownership of which is disclaimed by Kevork S. Hovnanian. Kevork S. Hovnanian's wife, Sirwart Hovnanian, as trustee of the Sirwart Hovnanian 1994 Marital Trust, is the Managing General Partner of the Limited Partnership and as such has the sole power to vote and dispose of the shares of Class B Common Stock held by the Limited Partnership. Also includes 279,562 shares of Class A Common Stock and 264,562 shares of Class B Common Stock held in trust for Mr. Hovnanian's daughter over which Sirwart Hovnanian, as trustee, shares with her daughter the power to dispose of and vote. In addition, includes 18,250 shares of Class A Common Stock and 55,450 shares of Class B Common Stock held in trust for Mr. Hovnanian's grandchildren, over which Sirwart Hovnanian, as trustee, has sole power to dispose of and vote and includes 20,000 shares of Class A Common Stock held in the name of Sirwart Hovnanian over which she has sole power to dispose of and vote. Mr. Hovnanian disclaims beneficial ownership of the shares described in the preceding three sentences.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors, persons who own more than ten percent of a registered class of the Company's equity securities and certain entities associated with the foregoing ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange (the "ASE"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and the ASE. Based solely on the Company's review of the copies of such forms it has received, the Company knows of no failure to file.

                             ELECTION OF DIRECTORS

  The Company's By-laws provide that the Board of Directors shall consist of nine Directors who shall be elected annually by the shareholders. The Company's Certificate of Incorporation requires that, at any time when any shares of Class B Common Stock are outstanding, one-third of the Directors shall be independent. The following persons are proposed as Directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. In the event that any of the nominees for Directors should become unavailable, it is intended that the shares represented by the proxies will be voted for such substitute nominees as may be nominated by the Board of Directors, unless the number of Directors constituting a full Board of Directors is reduced. The Company has no reason to believe, however, that any of the nominees is, or will be, unavailable to serve as a Director.

                                                                     YEAR FIRST
                                                                      BECAME A
      NAME                         AGE     COMPANY AFFILIATION        DIRECTOR
      ----                         ---     --------------------      ----------
  Kevork S. Hovnanian.............  73 Chairman of the Board, Chief     1967
                                        Executive Officer and
                                        Director of the Company.
  Ara K. Hovnanian................  39 President and Director of the    1981
                                        Company.
  Paul W. Buchanan................  46 Senior Vice President--          1982
                                        Corporate Controller and
                                        Director of the Company.
  Arthur M. Greenbaum.............  71 Director of the Company.         1992
  Desmond P. McDonald.............  69 Director of the Company.         1982
  Peter S. Reinhart...............  46 Senior Vice President and        1981
                                        General Counsel/Secretary
                                        and Director of the Company.
  John J. Schimpf.................  47 Executive Vice President and     1986
                                        Director of the Company.
  J. Larry Sorsby.................  41 Senior Vice President,           1997
                                        Treasurer and Chief
                                        Financial Officer and
                                        Director of the Company.
  Stephen D. Weinroth.............  58 Director of the Company.         1982

  Mr. K. Hovnanian founded the predecessor of the Company in 1959 and has served as Chairman of the Board and Chief Executive Officer of the Company since its initial incorporation in 1967. Mr. K. Hovnanian was also President of the Company from 1967 to April 1988.

  Mr. A. Hovnanian was appointed President in April 1988, after serving as Executive Vice President from March 1983. Mr. A. Hovnanian is the son of Mr. K. Hovnanian.

  Mr. Buchanan has been Senior Vice President--Corporate Controller since May 1990.

  Mr. Greenbaum has been a senior partner of Greenbaum, Rowe, Smith, Ravin & Davis, a law firm since 1953. Mr. Greenbaum qualifies as an independent Director as defined in the Company's Certificate of Incorporation.

  Mr. McDonald was a Director of Midlantic Bank N.A. from 1976 to December, 1995, Executive Committee Chairman of Midlantic Bank N.A. from August 1992 to December, 1995 and was President of Midlantic Bank N.A. from 1976 to June 1992. He was also a Director of Midlantic Corporation to December, 1995 and was Vice Chairman of Midlantic Corporation from June 1990 to July 1992. Mr. McDonald qualifies as an independent Director as defined in the Company's Certificate of Incorporation.

  Mr. Reinhart has been Senior Vice President and General Counsel since April 1985. He was elected Secretary of the Company in February 1997.

  Mr. Schimpf has been Executive Vice President of the Company since April
1988.

  Mr. Sorsby was appointed Senior Vice President, Treasurer and Chief Financial Officer of the Company in February, 1996 after serving as Senior Vice President-Finance/Treasurer of the Company since March 1991 and Vice President/Finance since September 1988.

  Mr. Weinroth is Chairman of the Board of Core Laboratories N.V., a publicly-owned worldwide oil field services and manufacturing company. He is also a senior partner in Andersen, Weinroth & Co., L.P. a merchant banking firm. He has held such positions since 1994 and the beginning of 1996, respectively. From November 1993 until December 1995, he was Co-Chairman and Co-Chief Executive Officer of VETTA Sports, Inc., a supplier of bicycle parts and accessories. From 1989 to the present, Mr. Weinroth has been Co-Chairman of the Board of Directors and Chairman of the Investment Committee of First Brittania N.V., an international buyout firm. Mr. Weinroth qualifies as an independent Director as defined in the Company's Certificate of Incorporation.

MEETINGS OF BOARD OF DIRECTORS

  The members of the Audit Committee of the Board of Directors are Messrs. McDonald and Weinroth and former Director Timothy P. Mason. The Audit Committee is chaired by Mr. McDonald and is responsible for reviewing and approving the scope of the annual audit undertaken by the Company's independent accountants and meeting with them to review the results of their work as well as their recommendations. The Audit Committee has direct access to the Company's independent accountants and also reviews the fees of independent accountants and recommends to the Board of Directors the appointment of independent accountants.

  The Internal Audit Manager for the Company reports directly to the Audit Committee on, among other things, the Company's compliance with certain Company procedures which are designed to enhance management's consideration of all aspects of major transactions involving the Company. The Audit Committee has direct control over staffing, including compensation, of the internal audit department. The Company's Chief Accounting Officer reports directly to the Audit Committee on significant accounting issues. During the year ended October 31, 1996 the Audit Committee met twice.

  The Compensation Committee consists of Messrs. McDonald and Weinroth. The Compensation Committee is currently chaired by Mr. Weinroth and is active in reviewing salaries, bonuses and other forms of compensation for officers and key employees of the Company, in establishing salaries and in other compensation and personnel areas as the Board of Directors from time to time may request. For a discussion of the criteria utilized and factors considered by the Compensation Committee in reviewing and establishing executive compensation, see "Report of the Compensation Committee" below. During the year ended October 31, 1996 the Compensation Committee met once.

  The Company has no executive or nominating committees. Procedures for nominating persons for election to the Board of Directors are contained in the Company's Bylaws.

  During the year ended October 31, 1996 the Board of Directors held four regularly scheduled meetings. In addition, the directors considered Company matters and had numerous communications with the Chairman of the Board of Directors and others wholly apart from the formal meetings.

DIRECTOR COMPENSATION

  Each director who is not an officer of the Company is paid $2,000 per regularly scheduled meeting, $1,000 for each committee meeting attended, $2,000 for special meetings attended and a bonus. All directors are reimbursed for expenses related to his attendance at Board of Directors and committee meetings. During the year ended October 31, 1996, including an accrued bonus paid on February 13, 1997, Mr. McDonald received $20,000, Mr. Greenbaum received $18,000 and Mr. Weinroth received $20,000.

                      RATIFICATION OF THE SELECTION OF AND
                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

  The selection of independent accountants to examine financial statements of the Company made available or transmitted to shareholders and filed with the Securities and Exchange Commission for the year ended October 31, 1997 is to be submitted to the meeting for ratification. Ernst & Young LLP has been selected by the Board of Directors of the Company to examine such financial statements.

  The Company has been advised that a representative of Ernst & Young LLP will attend the Annual Meeting to respond to appropriate questions and will be afforded the opportunity to make a statement if the representative so desires.

                         AMENDMENTS TO CASH BONUS PLAN

  On February 13, 1997 the Compensation Committee presented to the Board of Directors amendments to the Company's Cash Bonus Plan ("CBP") which was approved by the Board of Directors subject to the approval of the Shareholders. The CBP was established for Mr. K. Hovnanian, Chairman of the Board and Chief Executive Officer and Mr. A. Hovnanian, President and Chief Operating Officer. It was intended to establish "performance-based" compensation and therefore will be exempt from the limitations on deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Under certain 1993 amendments to the Code, publicly held corporations generally may not deduct compensation for certain employees to the extent that such compensation exceeds $1,000,000.

  The sole participants in the CBP are Mr. K. Hovnanian and Mr. A. Hovnanian. The cash bonus paid under the CBP is based on the Company's annual Return on Equity ("ROE"). ROE is computed by dividing net income of the Company by its weighted average equity for each fiscal year.

  The amended CBP bonus amounts are based on various levels of ROE which are as follows:

       ROE                 BONUS                            ROE                             BONUS
      ------              --------                         ------                         ----------
       5.00%              $150,000                         12.50%                         $  600,000
       7.50%              $300,000                         15.00%                         $  800,000
      10.00%              $450,000                         17.50%                         $1,100,000

  Under the CBP as amended bonuses up to the $1,100,000 maximum will be calculated using the actual ROE and interpolating between the bonus amounts shown. In addition, for the transition period to the end of fiscal year 1997 the bonus will be determined using an annualized ROE for the nine months ending October 31, 1997, but in no event will a 1997 bonus exceed the bonus amount that would have been awarded using the actual ROE for the full year ending October 31, 1997.

  The Compensation Committee will continue to administer the CBP and determine whether the various targets have been met. The amended CBP will be in effect as of February 1, 1997 and shall continue until terminated by the Board of Directors. The CBP may be amended by the Company from time to time provided written approval is obtained from the participants if the bonus payment is reduced or shareholder approval if the bonus payment is increased.

  The CBP is designed to maintain the deductibility of compensation for the Company's Chief Executive Officer and Chief Operating Officer under the limitation of Section 162(m). The recipients of bonuses under the CBP will pay Federal income tax on such bonuses at ordinary income rates, which currently are at a maximum rate of 39.6%. Each participant is required to make appropriate arrangements with the Company for satisfaction of any Federal, state or local income tax withholding requirements and Social Security or other tax requirements applicable to the accrual or payment of benefits under the CBP. If no other arrangements are made, the Company may provide, at its discretion, for any withholding and tax payments as may be required.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table summarizes the compensation paid or accrued by the Company for the chief executive officer and the other four most highly compensated executives during the years ended October 31, 1996 and 1995, the eight month transition period ended October 31, 1994 and the year ended February 28, 1994.

                                                               LONG-TERM COMPENSATION
                                                            -----------------------------
                                    ANNUAL COMPENSATION                AWARDS
                                --------------------------- -----------------------------
                                                                       NUMBER OF
                                                    OTHER              SECURITIES
                          YEAR                     ANNUAL   RESTRICTED UNDERLYING         ALL OTHER
   NAME AND PRINCIPAL      OR                      COMPEN-    STOCK     OPTIONS/   LTIP    COMPEN-
        POSITION         PERIOD  SALARY  BONUS(1) SATION(2)   AWARDS    SARS(3)   PAYOUTS SATION(4)
   ------------------    ------ -------- -------- --------- ---------- ---------- ------- ---------
Kevork S. Hovnanian.....  1996  $786,067 $200,000     $0        $0            0     N/A    $10,115
 Chairman of the Board
  of                      1995  $739,335 $200,000     $0        $0            0     N/A    $ 9,885
 Directors, Chief Execu-
  tive                   10/94  $506,160 $133,334     $0        $0            0     N/A    $ 7,811
 Officer, and Director
  of                      1994  $720,352 $300,000     $0        $0            0     N/A    $11,038
 the Company
Ara K. Hovnanian........  1996  $678,610 $200,000     $0        $0            0     N/A    $10,481
 President and Director   1995  $678,182 $200,000     $0        $0       50,000     N/A    $10,270
 of the Company          10/94  $487,794 $133,334     $0        $0            0     N/A    $ 6,932
                          1994  $632,600 $300,000     $0        $0            0     N/A    $16,143
John J. Schimpf.........  1996  $245,360 $100,006     $0        $0            0     N/A    $17,745
 Executive Vice Presi-
  dent                    1995  $213,638 $ 74,139     $0        $0       25,000     N/A    $19,937
 and Director of the     10/94  $144,086 $ 48,251     $0        $0            0     N/A    $18,443
 Company                  1994  $200,277 $100,000     $0        $0            0     N/A    $15,304
J. Larry Sorsby.........  1996  $198,836 $ 69,997     $0        $0            0     N/A    $14,349
 Senior Vice President,   1995  $185,202 $ 63,000     $0        $0       20,000     N/A    $16,158
 Treasurer and Chief     10/94  $121,403 $ 50,833     $0        $0            0     N/A    $11,085
 Financial Officer and    1994  $169,371 $ 82,500     $0        $0            0     N/A    $ 7,953
 Director of the Company
Peter S. Reinhart.......  1996  $156,804 $ 46,500     $0        $0            0     N/A    $12,822
 Senior Vice President/   1995  $152,481 $ 45,119     $0        $0       15,000     N/A    $13,998
 General Counsel and     10/94  $102,879 $ 29,394     $0        $0            0     N/A    $13,748
 Director of the Company  1994  $152,022 $ 56,800     $0        $0            0     N/A    $12,141

--------
Notes:
(1) Includes awards not paid until after year end.
(2) Includes perquisites and other personal benefits unless the aggregate amount is lesser than either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer.
(3) The Company does not have a stock appreciation right ("SAR") program.
(4) Includes accruals under the Company's savings and investment retirement plan (the "Retirement Plan"), deferred compensation plan (the "Deferred Plan") and term life insurance premiums for each of the named executive officers for the year ended October 31, 1996 as follows:

                                           RETIREMENT DEFERRED   TERM
                                              PLAN      PLAN   INSURANCE  TOTAL
                                           ---------- -------- --------- -------
      K. Hovnanian........................   $9,750    $    0    $365    $10,115
      A. Hovnanian........................   $9,750    $    0    $731    $10,481
      Schimpf.............................   $9,750    $7,379    $616    $17,745
      Sorsby..............................   $9,750    $4,104    $495    $14,349
      Reinhart............................   $9,750    $2,699    $373    $12,822

OPTION GRANTS IN LAST FISCAL YEAR

  There were no options granted during the year ended October 31, 1996.

AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED OCTOBER 31, 1996 AND OPTION VALUES AT OCTOBER 31, 1996

  The following table provides information on option exercises during the year ended October 31, 1996 by the named executive officers and the value of such officers' unexercised options at October 31, 1996.

                                             SECURITIES UNDERLYING
                                             NUMBER OF UNEXERCISED     VALUE OF UNEXERCISED
                          SHARES                  OPTIONS AT          IN-THE-MONEY OPTIONS AT
                         ACQUIRED             OCTOBER 31, 1996(1)       OCTOBER 31, 1996(1)
                            ON     VALUE   ------------------------- -------------------------
          NAME           EXERCISE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
------------------------ -------- -------- ----------- ------------- ----------- -------------
Kevork S. Hovnanian.....     0      $ 0       None         None          N/A          N/A
Ara K. Hovnanian........     0      $ 0      536,667      33,333       $81,758      $  391
John J. Schimpf.........     0      $ 0      138,333      16,667       $54,062      $3,125
J. Larry Sorsby.........     0      $ 0       62,667      13,333       $19,625      $2,500
Peter S. Reinhart.......     0      $ 0       44,000      10,000       $21,938      $1,875

--------
Notes:
(1) The closing price of the Class A Common Stock on the last trading day of October, 1996 on the American Stock Exchange was $6.00.

TEN-YEAR OPTION REPRICINGS

  For the year ended October 31, 1996, there was no adjustment or amendment to the exercise price of the stock options previously awarded.

REPORT OF THE COMPENSATION COMMITTEE

  The Compensation Committee is charged with the responsibility of determining the cash and other incentive compensation, if any, to be paid to the Company's executive officers and key employees. The amount and nature of the compensation received by the Company's executives during the year ended October 31, 1996 was determined in accordance with the compensation program and policies described below.

  The executive compensation program is designed to attract, retain and reward highly qualified executives while maintaining a strong and direct link between executive pay, the Company's financial performance and total shareholder return. The executive compensation program contains three major components: base salaries, annual bonuses and stock options.

 Base Salary

  The Compensation Committee believes that, due to the Company's success in its principal markets, other companies seeking proven executives may view members of the Company's highly experienced executive team as potential targets. The base salaries paid to the Company's executive officers during the year ended October 31, 1996 generally were believed to be necessary to retain their services.

  Base salaries, including that of Mr. K. Hovnanian, the Company's Chief Executive Officer, are reviewed annually and are adjusted based on the performance of the executive, any increased responsibilities assumed by the executive, average salary increases or decreases in the industry and the going rate for similar positions at comparable companies. Mr. K. Hovnanian set the year ended October 31, 1996 base salaries of the Company's executive officers. Each executive officer's base salary, including the base salary of Mr. K. Hovnanian, was reviewed in accordance with the above criteria by the members of the Compensation Committee and thereafter approved.

 Annual Bonus Program

  The Company maintains an annual bonus program under which executive officers and other key management employees have the opportunity to earn cash bonuses. The annual bonus program is intended to motivate and reward executives for the achievement of individual performance objectives and for the attainment by the Company of strategic and financial performance goals, including levels of return on equity.

  For the year ended October 31, 1996, the Company's executives received a bonus based on the Company's overall Return on Equity ("ROE"). Mr. K. Hovnanian, Chairman of the Board and Chief Executive Officer and Mr. A. Hovnanian, President and Chief Operating Officer received a fixed amount bonus based on the Company's ROE. All other executive officers participate in a plan based on ROE but instead of receiving a fixed amount, they receive a percentage of their base salary. As the Company's ROE reaches higher targeted levels, the bonus percentage of salary increases.

  The Company's annual bonus program is designed to be cost and tax effective. Accordingly, in light of recent federal tax law changes under the Omnibus Budget Reconciliation Act of 1993, the bonus plan for executives receiving compensation in excess of $1,000,000 was approved by shareholders at the July 13, 1994 Annual Meeting of Shareholders and reflects the Compensation Committee's policies of maximizing corporate tax deductions, wherever feasible.

 Stock Option Plan

  The Option Plan established by the Board of Directors is intended to align the interests of the Company's executives and shareholders in the enhancement of shareholder value. The ultimate value received by option holders is directly tied to increases in the Company's stock price and, therefore, stock options serve to closely link the interests of management and shareholders and motivate executives to make decisions that will serve to increase the long-term total return to shareholders. Additionally, grants under the Option Plan include vesting and termination provisions which the Compensation Committee believes will encourage option holders to remain employees of the Company.

  The Option Plan is administered by the Compensation Committee. See "Option Grants in Last Fiscal Year" above. No member of the Compensation Committee, while a member, is eligible to participate in the Option Plan.

                                          COMPENSATION COMMITTEE

                                          Stephen D. Weinroth
                                          Desmond P. McDonald

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Mr. Weinroth is Chairman of the Compensation Committee which also includes Mr. McDonald. Both Messrs. McDonald and Weinroth are non-employee directors and were never officers or employees of the Company. See "CERTAIN TRANSACTIONS" for information concerning Mr. Greenbaum's business relationship with the Company.

PERFORMANCE GRAPH

  The following graph compares on a cumulative basis the yearly percentage change over the five year period ending October 31, 1996 in (i) the total shareholder return on the Class A Common Stock of the Company with (ii) the total return on the Standard & Poor's 500 Composite Stock Price Index and with
(iii) the total shareholder return on the common stocks of a peer group of twelve companies. Such yearly percentage change has been measured by dividing
(i) the sum of (a) the amount of dividends for the measurement period, assuming dividend reinvestment, and (b) the price per share at the end of the measurement period less the price per share at the beginning of the measurement period, by (ii) the price per share at the beginning of the measurement period. The price of each unit has been set at $100 on October 31, 1991 for the preparation of the graph. The peer group index is composed of the following peer companies: Hovnanian Enterprises, Inc., Centex Corporation, PHM Corporation, U.S. Home Corporation, Standard Pacific Corp., The Ryland Group, Inc., MDC Holdings, Inc., NVR L.P., Toll Brothers, Inc., Kaufman and Broad Home Corporation, Lennar Corporation and UDC-Universal Development L.P.

  Note: The stock price performance shown on the following graph is not necessarily indicative of future price performance.

                Hovnanian Enterprises, Broad Market Peer Group

1990            100.00          100.00          100.00
1991            207.69          133.51          216.89
1992            292.31          146.83          313.30
1993            546.15          168.78          450.17
1994            184.62          175.31          269.42
1995            219.23          221.67          371.45


                Hovnanian Enterprises, Broad Market Peer Group

1992            100.00          100.00          100.00
1993            186.84          114.95          142.97
1994             63.16          119.40           85.87
1995             75.00          150.97          117.46

                              CERTAIN TRANSACTIONS

  The Company's Board of Directors has adopted a general policy providing that it will not make loans to officers or directors of the Company or their relatives at an interest rate less than the interest rate at the date of the loan on six month U.S. Treasury Bills, that the aggregate of such loans will not exceed $2,000,000 at any one time, and that such loans will be made only with the approval of the members of the Company's Board of Directors who have no interest in the transaction. At October 31, 1996, loans under this policy amounted to $1,908,000. Notwithstanding the policy stated above, the Board of Directors of the Company concluded that the following transactions were in the best interests of the Company.

  On March 1, 1990, the Company sold all of the assets and liabilities of its wholly owned engineering subsidiary Najarian & Associates, Inc. ("N & A") for $3,600,000 to Najarian & Associates L.P., a partnership consisting of the employees of N & A. One of these employees and former President of N & A was Tavit O. Najarian, the son-in-law of Mr. K. Hovnanian, Chairman of the Board of the Company. At the closing, the Company received a cash payment of $720,000 and a $2,880,000 note. The sale was approved by disinterested members of the Company's Board of Directors. Originally the note carried an annual interest rate of 10% and was to amortize over ten years. As long as any portion of the note is outstanding, the Company receives 25% of the net cash flow of Najarian & Associates, L.P. During the year ended February 29, 1992, Najarian & Associates, L.P. began to experience a significant decrease in business activity. As a result, the note was modified to change the interest rate to prime, to add accrued interest from September 1, 1991 to September 1, 1992 to principal and to reschedule principal payments over the balance of the term of the note. As a result of continued financial difficulties, a committee consisting of independent directors of the Board of Directors of the Company (the "Committee") engaged an outside consultant to determine the fair market value of the above note. Based on the consultant's findings, the Committee recommended a reduction in the note including accrued interest from $2,983,000 to $1,100,000 at February 28, 1994. This reduction of the note was charged to operations during the year ended February 28, 1994. In addition, the Committee recommended a new term of ten years with annual interest on the note of 5% for the first two years adjusting to prime thereafter. Amortization would begin in year three with an annual minimum amount of 5%, ranging up to 30% in year 10, or 85% of cash flow after interest, whichever is greater. The Committee also recommended a $300,000 discount if the loan was paid in full during the first two years. During the year ended October 31, 1996, the loan plus accrued interest was paid in full net of the $300,000 prepayment discount which was charged to operations.

  The Company provides property management services to various limited partnerships including one partnership in which Mr. A. Hovnanian, President and a Director of the Company, is general partner, and members of his family and certain officers and directors of the Company are limited partners. At October 31, 1996, no amounts were due the Company by these partnerships.

  On May 10, 1994, the Board of Directors approved the acquisition of the 10% minority interest in certain Florida subsidiaries owned by Paul W. Asfahl, then President of the Company's Florida Division. For his 10% interest, the Company issued 45,000 shares of Class A Common Stock to Mr. Asfahl.

  On August 2, 1994, the Board of Directors approved the acquisition of the 15% minority interest in the New Fortis Corporation owned primarily by Marvin D. Gentry, President of the New Fortis Corporation. For the 15% interest, the Company issued 135,000 shares of Class A Common Stock to Mr. Gentry and the other owners.

  Mr. Arthur Greenbaum is a senior partner of Greenbaum, Rowe, Smith, Ravin & Davis, a law firm retained by the Company during the year ended October 31, 1996.

                                    GENERAL

  The expense of this solicitation is to be borne by the Company. The Company may also reimburse persons holding shares in their names or in the names of their nominees for their expenses in sending proxies and proxy material to their principals.

  Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote all proxies received by them in favor of the election of nominees to the Board of Directors of the Company named herein and in favor of the ratification of selected independent accountants. All proxies will be voted as specified.

  Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. Votes of Class A Common Stock and Class B Common Stock will be counted together without regard to class and will be certified by the Inspectors of Election, who are employees of the Company. Notwithstanding the foregoing, the Company's Certificate of Incorporation provides that each share of Class B Common Stock held, to the extent of the Company's knowledge, in nominee name by a stockbroker, bank or otherwise will be entitled to only one vote per share unless the Company is satisfied that such shares have been held, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any permitted transferee. Beneficial owners of shares of Class B Common Stock held in nominee name wishing to cast ten votes for each share of such stock must (i) obtain from their nominee a proxy card designed for beneficial owners of Class B Common Stock, (ii) complete the certification on such card and (iii) execute the card and return it to their nominee. The Company has also supplied nominee holders of Class B Common Stock with specially designed proxy cards to accommodate the voting of the Class B Common Stock. In accordance with the Company's Certificate of Incorporation, shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner proxy card or the nominee proxy card relating to such shares is properly completed and received by Boston EquiServe, the Company's transfer agent, not less than 3 nor more than 20 business days prior to April 15, 1997. Completed proxy cards should be sent to P.O. Box 9381, Boston, Massachusetts 02266-9381, Attention: Proxy Department.

  All items to be acted upon at this Annual Meeting of Shareholders will be determined by a majority of the votes cast. Mr. K. Hovnanian and certain members of his family have informed the Company that they intend to vote in favor of all proposals submitted on behalf of the Company. Because of the voting power of Mr. K. Hovnanian and such members of his family, all of the foregoing proposals are assured passage.

  Management does not intend to present any business at the meeting other than that set forth in the accompanying Notice of Annual Meeting of Shareholders, and it has no information that others will do so. If other matters requiring the vote of the shareholders properly come before the meeting and any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their judgment on such matters.

                         SHAREHOLDER PROPOSALS FOR THE
                              1998 ANNUAL MEETING

  Shareholder proposals for inclusion in the proxy materials related to the 1998 Annual Meeting of Shareholders must be received by the Company no later than November 8, 1997.

                                          By Order of the Board of Directors

                                          Hovnanian Enterprises, Inc.

Red Bank, New Jersey
February 28, 1997

                                  DETACH HERE                              HV1 F

                                     PROXY

                          HOVNANIAN ENTERPRISES, INC.

                             Class A Common Stock

          This Proxy is Solicited on Behalf of the Board of Directors


        The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara
K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 A.M. on April 15, 1997, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 28, 1997 and upon all other matters properly coming before said meeting.

                                                                     -----------
                                                                     SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
                                                                     -----------

                                DETACH HERE                     HV1, HV2, HV3 F

[X] Please mark
    votes as in
    this example.

This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of the amendments to the Company's Cash Bonus Plan; and (4) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3) and (4).

                                                                                                             FOR   AGAINST ABSTAIN
1. Election of Directors                                          2. Ratification of the selection of Ernst  [  ]    [  ]    [  ]
NOMINEES: K. Hovnanian, A. Hovnanian, P. Buchanan, A. Greenbaum,     & Young LLP as independent
D. McDonald, P. Reinhart, J. Schimpf, J. Sorsby, S. Weinroth         accountants for the year ended
                FOR     WITHHELD                                     October 31, 1997.
                [  ]      [  ]
                                                                  3. Approval of amendments to the           [  ]    [  ]    [  ]
                                                                     Company's Cash Bonus Plan.

[  ]                                                              4. In their discretion, upon other matters as may properly come
    -------------------------------------------                      before the meeting.
      For all nominees except as noted above


                                                                         MARK HERE
                                                                        FOR ADDRESS  [  ]
                                                                        CHANGE AND
                                                                        NOTE AT LEFT

                                                                  Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.



Signature:                                      Date:           Signature:                              Date:
           ------------------------------------       --------             ----------------------------      ---------

                                  DETACH HERE                           HV2 F

                                     PROXY

                          HOVNANIAN ENTERPRISES, INC.

                             Class B common Stock

          This Proxy is Solicited on Behalf of the Board of Directors


        The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara
K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 A.M. on April 15, 1997, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 28, 1997 and upon all other matters properly coming before said meeting.

                                                                     -----------
                                                                     SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
                                                                     -----------

                                DETACH HERE                     HV1, HV2, HV3 F

[X] Please mark
    votes as in
    this example.

This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of the amendments to the Company's Cash Bonus Plan; and (4) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3) and (4).

                                                                                                             FOR   AGAINST ABSTAIN
1. Election of Directors                                          2. Ratification of the selection of Ernst  [  ]    [  ]    [  ]
NOMINEES: K. Hovnanian, A. Hovnanian, P. Buchanan, A. Greenbaum,     & Young LLP as independent
D. McDonald, P. Reinhart, J. Schimpf, J. Sorsby, S. Weinroth         accountants for the year ended
                FOR     WITHHELD                                     October 31, 1997.
                [  ]      [  ]
                                                                  3. Approval of amendments to the           [  ]    [  ]    [  ]
                                                                     Company's Cash Bonus Plan.

[  ]                                                              4. In their discretion, upon other matters as may properly come
    -------------------------------------------                      before the meeting.
      For all nominees except as noted above


                                                                         MARK HERE
                                                                        FOR ADDRESS  [  ]
                                                                        CHANGE AND
                                                                        NOTE AT LEFT

                                                                  Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.



Signature:                                      Date:           Signature:                              Date:
           ------------------------------------       --------             ----------------------------      ---------

                                   DETACH HERE                           HV3 F


                                     PROXY

                          HOVNANIAN ENTERPRISES, INC.

                    Beneficial Owners Class B Common Stock


          This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara
K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 A.M. on April 15, 1997, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 28, 1997 and upon all other matters properly coming before said meeting.

        By signing on the reverse hereof, the undersigned certifies that (A) with respect to ____________ of the shares represented by this proxy, the undersigned has been the beneficial owner of such shares since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A) of Article FOURTH of the Company's Certificate of Incorporation) of any such beneficial owner and (B) with respect to the remaining _________ shares represented by this proxy, the undersigned has not been the beneficial owner of such shares since the date of their issuance or is the undersigned a permitted Transferee of any such beneficial owner.

        If no certification is made, it will be deemed that all shares of Class B Common Stock represented by this proxy have not been held, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any Permitted Transferee.


                                                                     -----------
                                                                     SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
                                                                     -----------

                                DETACH HERE                     HV1, HV2, HV3 F

[X] Please mark
    votes as in
    this example.

This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of the amendments to the Company's Cash Bonus Plan; and (4) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3) and (4).

                                                                                                             FOR   AGAINST ABSTAIN
1. Election of Directors                                          2. Ratification of the selection of Ernst  [  ]    [  ]    [  ]
NOMINEES: K. Hovnanian, A. Hovnanian, P. Buchanan, A. Greenbaum,     & Young LLP as independent
D. McDonald, P. Reinhart, J. Schimpf, J. Sorsby, S. Weinroth         accountants for the year ended
                FOR     WITHHELD                                     October 31, 1997.
                [  ]      [  ]
                                                                  3. Approval of amendments to the           [  ]    [  ]    [  ]
                                                                     Company's Cash Bonus Plan.

[  ]                                                              4. In their discretion, upon other matters as may properly come
    -------------------------------------------                      before the meeting.
      For all nominees except as noted above


                                                                         MARK HERE
                                                                        FOR ADDRESS  [  ]
                                                                        CHANGE AND
                                                                        NOTE AT LEFT

                                                                  Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.



Signature:                                      Date:           Signature:                              Date:
           ------------------------------------       --------             ----------------------------      ---------

                                  DETACH HERE                           HV4 F

                                     PROXY

                          HOVNANIAN ENTERPRISES, INC.

                    Nominee Holder of Class B Common Stock

          This Proxy is Solicited on Behalf of the Board of Directors


        The undersigned hereby constitutes and appoints Kevork S. Hovnanian, Ara
K. Hovnanian and Desmond P. McDonald, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of HOVNANIAN ENTERPRISES, INC. to be held in the Boardroom of the American Stock Exchange, 13th Floor, 86 Trinity Place, New York, New York, at 10:30 A.M. on April 15, 1997, and at any adjournments thereof, upon the matters set forth in the notice of meeting and Proxy Statement dated February 28, 1997 and upon all other matters properly coming before said meeting.

                                                                     -----------
                                                                     SEE REVERSE
                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
                                                                     -----------

                                DETACH HERE                             HV4 F

[X] Please mark
    votes as in
    this example.

This proxy when properly executed will be voted (1) for the election of the nominees of the Board of Directors; (2) for the ratification of the selection of Ernst & Young LLP as independent accountants; (3) for the approval of the amendments to the Company's Cash Bonus Plan; and (4) on any other matters in accordance with the discretion of the named attorneys and agents, if no instructions to the contrary are indicated in items (1), (2), (3) and (4).

                                                                                                             FOR   AGAINST ABSTAIN
1. Election of Directors                                          2. Ratification of the selection of Ernst  [  ]    [  ]    [  ]
NOMINEES: K. Hovnanian, A. Hovnanian, P. Buchanan, A. Greenbaum,     & Young LLP as independent
D. McDonald, P. Reinhart, J. Schimpf, J. Sorsby, S. Weinroth         accountants for the year ended
                FOR     WITHHELD                                     October 31, 1997.
                [  ]      [  ]
                                                                  3. Approval of amendments to the           [  ]    [  ]    [  ]
                                                                     Company's Cash Bonus Plan.

[  ]                                                              4. In their discretion, upon other matters as may properly come
    ----------------------------------------------                   before the meeting.
    If you have elected cumulative voting, use
    the space above to record individual nominees'
    names and shares allocated.
                                                                         MARK HERE
                                                                        FOR ADDRESS  [  ]
                                                                        CHANGE AND
                                                                        NOTE AT LEFT

                                                                  Please mark, sign, date and return the proxy card promptly using the enclosed envelope. This Proxy must be signed exactly as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.



Signature:                                      Date:           Signature:                              Date:
           ------------------------------------       --------             ----------------------------      ---------

                      VOTING PROCEDURES--BENEFICIAL OWNERS
              CLASS B COMMON STOCK OF HOVNANIAN ENTERPRISES, INC.

TO ALL BANKS, BROKERS AND NOMINEES:

  In accordance with the Certificate of Incorporation of Hovnanian Enterprises, Inc. (the "Company"), each share of Class B Common Stock entitles the holder thereof to ten votes; provided, however, that each share of Class B Common Stock held, to the extent of the Company's knowledge, in nominee name by a stockbroker, bank or otherwise will be entitled to only one vote per share unless it is established to the Company's satisfaction that such shares have been held, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any Permitted Transferee (as defined in the Certificate of Incorporation).

  To enable the Company to tabulate the voting by beneficial owners of Class B Common Stock held in your name, a special proxy card has been devised in accordance with suggestions made by representatives of brokerage houses and banks. On this card, the beneficial owner will certify the number of ten-vote shares and one-vote shares, respectively, he or she is entitled to vote, and will by the same signature give instructions as to the voting of those shares. ALL UNCERTIFIED SHARES, WHETHER INSTRUCTED OR NOT, ARE TO BE LISTED AS ONE-VOTE SHARES. THIS IS NOT TO BE REGARDED AS A NON-ROUTINE VOTE MERELY BECAUSE OF THE NATURE OF THE VOTING RIGHTS OF THE CLASS B COMMON STOCK. The beneficial owner proxy card certification is as follows:

    By signing on the reverse hereof, the undersigned certifies that (A) with
  respect to      of the shares represented by this proxy, the undersigned
  has been the beneficial owner of such shares since the date of their issuance or is a Permitted Transferee (as defined in paragraph 4(A) of Article FOURTH of the Company's Certificate of Incorporation) of any such
  beneficial owner and (B) with respect to the remaining      shares
  represented by this proxy, the undersigned has not been the beneficial owner of such shares since the date of their issuance nor is the undersigned a Permitted Transferee of any such beneficial owner.

    If no certification is made, it will be deemed that all shares of Class B Common Stock represented by this proxy have not been held, since the date of issuance, for the benefit or account of the same beneficial owner of such shares or any Permitted Transferee.

  The nominee's proxy card has also been designed to accommodate the voting of the Class B Common Stock.

  Please note, you do not have to tabulate, only record the numbers shown on the certification. Please note also that you do not certify if you are a nominee, the beneficial owner certifies.

  Shares of Class B Common Stock held in nominee name will be entitled to ten votes per share only if the beneficial owner proxy card or the nominee proxy card relating to such shares is properly completed and received by Boston EquiServe, the Company's transfer agent, not less than 3 nor more than 20 business days prior to April 15, 1997. Completed proxy cards should be sent to P.O. Box 9381, Boston, Massachusetts 02266-9381, Attention: Proxy Department.

                                          By order of the Board of Directors,

                                          Peter S. Reinhart
                                          Secretary